EXHIBIT 10.16


                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE


         THIS SETTLEMENT AGREEMENT AND MUTUAL RELEASE (this "AGREEMENT") is made and entered into this 2nd day of June, 2005, by and among Patron Systems, Inc. (the "COMPANY"), Patrick J. Allin, an Individual ("ALLIN"), and The Allin Dynastic Trust ("ALLIN TRUST" and together with Allin, the "ALLIN PARTIES" and each an "ALLIN PARTY").

                                    RECITALS


A. On October 2, 2002, Allin entered into an Employment Agreement ("EMPLOYMENT AGREEMENT") with the Company.

B. Allin became the Company's Chief Executive Officer and a member of the Company's Board of Directors ("BOARD") on October 10, 2002. Allin subsequently received 6,250,000 shares of the common stock, par value $0.01 per share, of the Company ("COMMON STOCK"). The Allin Trust also subsequently received 1,250,000 shares of Common Stock. Subsequent to the initial distribution of the Common Stock to Allin and the Allin Trust, Allin transferred some of his holdings in the Company's Common Stock to the Allin Trust, and the Allin Trust sold some of its holdings in the Company's Common Stock. Currently, Allin holds 2,800,000 shares of the Company's Common Stock, not including 1,000,000 shares held by Allin which are committed to be tendered to Sherleigh Associates Inc., Profit Sharing Plan (the "SHERLEIGH SHARES") as further set forth herein. The Allin Trust holds approximately 2,400,000 shares of the Company's Common Stock. The Company acknowledges that all of the shares held by Allin and the Allin Trust were validly issued, and that both Allin and the Allin Trust have satisfied any and all conditions/restrictions that would prevent the shares from being freely tradable. The Company seeks to purchase some of the Allin Parties' holdings in the Company's Common Stock.

C. On July 14, 2002, October 1, 2002 and October 11, 2002, the Company issued Promissory Notes (collectively, the "ALLIN NOTES") to Allin in the principal amounts of $75,000, $50,000 and $21,000, respectively, in consideration of sums loaned to the Company by Allin.

D. On January 21, 2004, Allin resigned as the Company's Chief Executive Officer and a member of the Board.

E. On July 19, 2004, Allin made demand for payment under the Allin Notes (the "ALLIN NOTES CLAIMS"). The Company did not repay the Allin Notes within 24 hours of demand for payment. On March 1, 2005, Allin filed a complaint in the Circuit Court of Cook County, Illinois, Law Division, entitled PATRICK J. ALLIN V. PATRON SYSTEMS, INC., 05 L 2379, that seeks the payment of all principal, interest and legal fees due under the Allin Notes.

F. Allin has previously informed the Company of his claims for sums he believes are due and owing to him pursuant to the terms of his Employment Agreement,


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         as  well  as  $34,136.00  which  Allin  claims  is due  and  owing  for
         unreimbursed   expenses   incurred   by  Allin  on   behalf  of  Patron
         (collectively the "EMPLOYMENT CLAIMS").

G. On December 17, 2004, Allin, through legal counsel, informed the Company that Allin was seeking indemnification, pursuant to Article VI of Patron's Amended and Restated By-laws, from the Company for the value of the Sherleigh Shares which Allin has agreed to tender to Sherleigh Associates Inc., Profit Sharing Plan in settlement of a lawsuit entitled SHERLEIGH ASSOCIATES INC., PROFIT SHARING PLAN V. PATRON SYSTEMS, INC, PATRICK J. ALLIN AND ROBERT E. YAW, 04 CV 907 (S.D.N.Y.) (the "SHERLEIGH SETTLEMENT CLAIMS").

H. Pursuant to Article VI of Patron's Amended and Restated By-laws, Allin has also sought indemnification from Patron for the reimbursement of legal fees incurred in connection with a proceeding filed by Richard Linting under the Illinois Wage Payment and Collection Act with the Illinois Department of Labor entitled LINTING V. PATRON SYSTEMS, INC., IDOL WC. No. 03-006547 (the "LINTING PROCEEDING"), an investigation of the Company by the United States Securities and Exchange Commission (the "SEC INVESTIGATION") and the lawsuit entitled SHERLEIGH PROFIT SHARING PLAN V. PATRON SYSTEMS, INC, PATRICK J. ALLIN AND ROBERT E. YAW, 04 CV 907 (S.D.N.Y.) (the "SHERLEIGH LITIGATION"), all of which arise out of Allin's employment with the Company. By letter dated April 28, 2004, the Company acknowledged its indemnification obligations with respect to the SEC Investigation and Sherleigh Litigation, and by this Agreement also acknowledges its obligations to pay Allin for legal fees incurred in connection with the Linting Proceeding. Allin has also incurred additional legal fees in connection with his attempts to receive indemnification from the Company with respect to the Linting Proceeding, the SEC Investigation and the Sherleigh Litigation, amounts incurred in connection with the Employment Claims and the Allin Notes, and past attempts to settle all disputes between Allin and the Company (all legal fees and costs that Allin claims are due and owing to Allin by the Company are collectively referred to herein as the "REIMBURSEMENT CLAIMS"). The current amount due for the Reimbursement Claims is approximately $235,000.00. The Company acknowledges that these amounts are reasonable. To date, the Company has paid $25,000.00 towards the Reimbursement Claims.

I. The parties desire to enter into a final and binding settlement with respect to all claims.

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1.       PAYMENT  TO  ALLIN.   The  Company  shall  pay  to  Allin,  in
                  settlement of the Allin Notes Claims, Employment Claims, Sherleigh Settlement Claims and Reimbursement Claims, an aggregate payment of One Million One Hundred Fifty Thousand Dollars ($1,150,000) as follows:


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                  (a)      Two Hundred  Thousand Dollars  ($200,000)  payable by
                           check or wire transfer of immediately available funds upon the execution of this Agreement (the "EXECUTION SETTLEMENT AMOUNT").

                  (b) The lesser of (i) 14% of the proceeds of the Phase II Transaction, as defined in that certain Non Exclusive Engagement Agreement, dated as of January 19, 2005, between the Company and Laidlaw & Company (UK) Ltd., or any other similar Company financing ("FOLLOW-ON-FINANCING") or (ii) Nine Hundred Fifty Thousand Dollars ($950,000) (the "REMAINDER AMOUNT"), payable by check or wire transfer of immediately available funds upon the consummation of the Follow-On-Financing (the payment of the amount the Company is obligated to pay pursuant to this Section 1(b) is hereafter referred to as the "SECOND TRANCHE PAYMENT"). Consummation of the Follow-On-Financing for purposes of this Agreement shall be deemed to have occurred at such time that funds are released from escrow upon the first closing of the Follow-On-Financing. The Company shall provide Allin and the Allin Trust notice within 24 hours after consummation of the Follow-On-Financing. The Company further agrees to provide Allin and the Allin Trust all information on the terms of the Follow-On-Financing or any other information requested by Allin and/or the Allin Trust that may impact any provision in this Agreement. The direction letter authorizing the release of funds from escrow upon the first closing of the Follow-On-Financing shall designate Allin as a recipient of the applicable amount due under this Section 1(b) from the funds released from escrow in the first closing of the Follow-On-Financing, and all amounts due under this Section 1(b) shall be paid, in any event, within two (2) days of the consummation of the Follow-On-Financing.

                  (c) To the extent that the Second Tranche Payment is less than the Remainder Amount, the Company shall immediately issue a promissory note ("REMAINDER AMOUNT NOTE") in favor of Allin in the principal amount of the difference between the Remainder Amount and the Second Tranche Payment, with a maturity date of one year from the consummation of the Follow-On-Financing and bearing interest at a rate of 8% per annum, with interest payments to be paid, during the term of the Remainder Amount Note, quarterly on the last day of the month in August, November, February and May. A copy of the form of the Remainder Amount Note that would be effective if the Second Tranche Payment is less than the Remainder Amount is attached hereto as Exhibit A.

         2. REMOVAL OF RESTRICTIVE LEGEND AND SALE OF ALLIN PARTIES' SHARES. Allin currently owns 3,800,000 shares of Common Stock ("ALLIN'S SHARES") and the Allin Trust currently owns approximately 2,400,000 shares of Common Stock ("ALLIN TRUST SHARES" and together with the Allin Shares, the "ALLIN PARTIES' SHARES"). Allin and the Allin Trust agree to sell to the Company, 4,000,000 shares of Common Stock as follows:

                  (A) REMOVAL OF RESTRICTIVE LEGEND. Upon execution of this Agreement, the Company shall undertake all necessary actions to remove the restrictive legend on any (or all) of the Allin Trust Shares as requested by either Allin Party so that any such shares can become freely tradable, subject to the terms and conditions of this Agreement.

                  (B) INITIAL PURCHASE OF COMMON SHARES. Upon execution of this Agreement, the Company shall agree to purchase one million of Allin's Shares and one million of Allin Trust Shares (collectively the "INITIAL SHARES") through the issuance to each of Allin and the Allin Trust, as applicable, of a promissory note (collectively the "SHARE NOTES") in the principal amount of Eight Hundred Thousand Dollars ($800,000) with a maturity date of June 30, 2006 and bearing interest at a rate of 8% per annum. During the term of the Share Notes, interest payments must be paid quarterly by the Company on the last day of the month in August, November, February and May. A copy of the form of the Share Notes is attached hereto as Exhibit
                           B. The Initial Shares will be held in escrow ("ESCROW") by a mutually agreed to designee ("ESCROWEE") with the Company paying all fees for the escrow services in advance. A copy of the form of the Escrow Agreement agreed to by the parties hereto is attached hereto as Exhibit C, and the parties hereto agree to act in good faith to make modifications reasonably requested by the Escrowee (the final Escrow Agreement which shall be executed by the parties hereto and the Escrowee shall hereinafter be referred to as the "ESCROW AGREEMENT"). The Allin Parties shall deposit the Initial Shares into Escrow with the Escrowee by 5:00 p.m. Central Daylight Time on June 3, 2005 or within 24 hours after the execution of the Escrow Agreement. The Escrow Agreement shall provide that the Escrowee shall deliver the Initial Shares to the Company on July 20, 2006, or on any earlier date provided for in the Escrow Agreement, provided that the Company has made all payments due and owing under the terms of the Share Notes. In the event the Follow-On-Financing shall have occurred and, subsequent thereto, the Company fails to fully satisfy any of its obligations under the Share Notes, and such failure shall be continuing for a period of 5 days after written notice thereof is received by the Company from either Allin and/or the Allin Trust, Allin and/or the Allin Trust may either (1) demand that the Initial Shares be immediately returned to Allin and the Allin Trust in full satisfaction of any then remaining amounts owed by the Company under the Share Notes, in which instance the Company will lose all rights to purchase the Initial Shares, or (2) commence litigation within the applicable statute of limitations and/or repose seeking payment of outstanding amounts and damages from the Company for breach of this Agreement and the Share Notes, in which case the Company shall retain the Initial Shares, as applicable.

                  (C) ADDITIONAL PURCHASE OF COMMON SHARES. Subject to the conditions as set forth herein in this Section 2(c), the Company shall, from net proceeds raised in connection with the Follow-On Financing, purchase one million Allin's Shares and one million Allin Trust Shares (collectively the "REMAINDER SHARES"), at a price equal to the lesser of (a) $.50 per share or
                           (b) 90% of the issue price or conversion price, as the case may be, of the security issued in the Follow-On-Financing (the lesser of (a) or (b) shall be hereinafter referred to as the "EXECUTION PRICE"), provided however that in the event that the Execution Price is less than $.50 per share, Allin and/or the Allin Trust may, at their option, refuse to sell any or all of the Remainder Shares to the Company. The Company shall notify Allin and the Allin Trust, five
                           (5) days prior to the commencement of the Follow-On Financing (the "EXECUTION PRICE NOTICE"), of the applicable Execution Price. In the event that the Execution Price is less than $.50 per


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                           share,  Allin  and/or the Allin Trust must advise the
                           Company, within two (2) days of receipt of the Execution Price Notice, of the number of Remainder Shares, if any, such party will sell to the Company pursuant to the terms of this Section 2(c) (the "SALE NOTICE"). The Company shall thereafter purchase the Remainder Shares listed in the Sale Notice from net
                           proceeds    raised    in    connection    with    the
                           Follow-On-Financing. The direction letter authorizing the release of funds from escrow upon the first closing of the Follow-On-Financing shall designate Allin as a recipient of the applicable amounts due under this Section 2(c), if any, from the proceeds
                           released    in    the    first    closing    of   the
                           Follow-On-Financing,  and all  amounts due under this
                           Section 2(c) shall be paid, in any event,  within two
                           (2)    days    of    the    consummation    of    the
                           Follow-On-Financing.

         3. LOCK-UP AGREEMENT. Each of Allin and the Allin Trust agrees not to sell any shares of Common Stock prior to (i) the consummation of the Follow-On-Financing and (ii) the shorter of (a) the six-month period subsequent to the consummation of the Follow-On-Financing, and (b) the date on which the next registration statement filed by the Company becomes effective with the Securities and Exchange Commission. The provisions of
                  Section 3(ii) shall be binding upon Allin and the Allin Trust in the event that, notwithstanding anything to the contrary herein, there shall have been a Follow-On Financing; PROVIDED, however, in the event that Allin and/or the Allin Trust shall have Remainder Shares designated for sale in the Following-On-Financing and the Company shall fail to purchase such shares as provided for in Section 2(c) hereof (or as otherwise agreed by Allin and/or the Allin Trust as the case may be), then, in addition to any other remedy to which the Allin Parties may be entitled, this Lock-Up provision shall no longer be applicable to any Allin Parties' Shares. The Sherleigh Shares are not subject to the terms of this Section 3.

         4.       LATE PAYMENTS; TERMINATION.

                  (A) LATE PAYMENT. In the event that the Follow-On-Financing is consummated and the Company shall default on the payment of any amount due under this Agreement (including amounts due under the promissory notes issued in connection herewith), including, without limitation, a default based on or arising in connection with any statutory or regulatory requirement, including, without limitation, the requirements of Section 160 of the Delaware General Corporation Law, if such default is not cured within five (5) days of written notice from the Allin Parties of such default, the Company will be considered in breach of this Agreement and all amounts due under this Agreement (including amounts due under the promissory notes issued in connection herewith) shall automatically be and become immediately due and payable, without additional notice or demand, and the Company will confess to a judgment against the Company in a court of Allin's choosing in Cook County, Illinois for all amounts due and owing hereunder. The Company further agrees not to assert such statutory or regulatory requirement as a defense to any breach of this Agreement (including the promissory notes issued in connection herewith).

                  (B) TERMINATION. Unless otherwise agreed to in writing by the parties to this Agreement, in the event that the Follow-On-Financing is not consummated on or before August 15, 2005 (the "TERMINATION DATE"), this Agreement and all


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                           promissory  notes issued  hereunder shall be null and
                           void, and no party hereto shall be able to rely on any recitals, assertions or acknowledgements made herein; provided, however, that:

                           (i) Sections 4(b), 10, 11(i) and 11(d) shall survive such termination;

                           (ii) Allin shall have no obligation to return the Execution Settlement Amount to the Company;

                           (iii)    The  Company  shall   immediately   pay  all
                                    interest due under the Share Notes through and including the Termination Date; and

                           (iv) Neither the retention of the Execution Settlement Amount pursuant to Section 4(b)(ii), nor any other sums received by the Allin Parties pursuant to Section 4(b)(iii), shall be interpreted as liquidated damages or as satisfying any portion of the amounts due with respect to the Allin Notes Claims, the Employment Claims, the Reimbursement Claims and/or the Sherleigh Settlement Claims.

         5.       RELEASES.

                  (A) RELEASES BY THE COMPANY. The Company, on behalf of itself and its shareholders, directors, officers, employees, representatives, successors and assigns (the "COMPANY RELEASING PARTIES"), hereby unconditionally releases the Allin Parties and their respective shareholders, members, directors, officers, employees, representatives, heirs, executors, administrators, successors, assigns, trustees, beneficiaries and attorneys, as applicable (the "ALLIN RELEASEES"), from any and all claims, demands, rights and causes of action of whatever kind or nature ("CLAIMS"), whether known or unknown, suspected or unsuspected, that the Company Releasing Parties now own or hold, or have at any time previously owned or held, or ever in the future may own or hold against the Allin Releasees, or any of them, resulting from, arising out of or in any manner relating to any act or omission occurring on or prior to the date of this Agreement.

                  (B) RELEASES BY THE ALLIN PARTIES. Each of the Allin Parties, on behalf of himself, herself or itself and his, her or its respective shareholders, members, directors, officers, employees, representatives, heirs, executors, administrators, successors, assigns, trustees, beneficiaries and attorneys, as applicable (the "ALLIN RELEASING PARTIES"), hereby unconditionally releases the Company and its shareholders, directors, officers, employees, representatives, successors and assigns (the "COMPANY RELEASEES") from any and all Claims, whether known or unknown, suspected or unsuspected, including, without limitation, the Allin Notes Claims, the Sherleigh Settlement Claims, the Employment Claims and the Reimbursement Claims, that the Allin Releasing Parties now own or hold, or have at any time previously owned or held, or ever in the future may own or hold against the Company Releasees, or any of them, resulting from, arising out of or in any manner relating to any act or omission occurring on or prior to the date of this Agreement.


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         6.       DISMISSAL  OF ACTIONS OR  COMPLAINTS.  Each of the  parties to this Agreement will dismiss any action or complaint now or hereafter brought by such party against any other party to this Agreement arising out of, resulting from or in any manner relating to any matter released herein.

         7. NO ADMISSION OF LIABILITY. The parties acknowledge that this Agreement is a compromise settlement of potential and existing Claims, and that the execution of this Agreement will not be deemed or construed to be an admission of any liability of any party to this Agreement.

         8.       REPRESENTATIONS AND WARRANTIES.

                  (A) BY ALL PARTIES. Each of the parties represents and warrants to the other parties that such party has made no assignment of any Claim being released under this Agreement.


                  (B) BY THE COMPANY. The Company represents and warrants to the Allin Parties that (i) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite power and authority to execute, deliver and perform its obligations under this Agreement; (ii) the execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not (A) result in a violation of the Company's Articles of Incorporation or Bylaws, (B) result in a violation of any applicable law, rule or regulation, or any material order, injunction, judgment or decree of any court or other agency of government, (C) conflict with, result in a breach of or constitute a default under any agreement or other obligation to which the Company is bound, or (D) require any consent, approval, notification, waiver or similar action from any third party; (iii) the individuals executing this Agreement on its behalf have the requisite power and authority to do so and
                           (iv) this Agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application related to the enforcement of creditors rights generally, and general principles of equity.

                  (C) BY THE ALLIN PARTIES. Each of the Allin Parties, jointly and severally, represents and warrants to the Company that (i) such party has the requisite power and authority to execute, deliver and perform its obligations under this Agreement; (ii) such party owns such party's Allin Parties' Shares free and clear of all liens, security interests, pledges or other similar interest or right ("LIENS") and upon delivery to the Company of such party's Allin Parties' Shares, accompanied by duly executed instruments of transfer by such party to the Company, title to all of such party's Allin Parties' Shares shall pass to the Company, free and clear of all Liens; (iii) the Allin Parties' Shares are not subject to any purchase option, call, right of first refusal, subscription or similar right under any provision of any contract to which such party is a party or by or to which such party or any of its assets or properties may be bound or


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                           subject; (iv) the execution, delivery and performance
                           of this Agreement by such party (or the individuals executing this Agreement on behalf of any Allin Party that is an entity) has been duly authorized by all requisite action and will not (A) if such Allin Party is an entity, result in a violation of such entity's charter documents, (B) result in a violation of any applicable law, rule or regulation, or any material order, injunction, judgment or decree of any court or other agency of government, (C) conflict with, result in a breach of or constitute a default under any agreement or other obligation to which such Allin Party is bound, or (D) require any consent, approval, notification, waiver or similar action from any third party; and (v) this Agreement has been duly and executed and delivered by each Allin Party and constitutes the legal, valid and binding obligation of each Allin Party, enforceable against such Allin Party in accordance with its terms, except to the extent limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws or general application related to the enforcement of creditors rights generally, and general principles of equity. Notwithstanding anything contained in this Section 8(c), all parties agree that the Sherleigh Shares are committed to be tendered to Sherleigh Associates Inc., Profit Sharing Plan pursuant to the terms of the settlement of the Company's litigation with Sherleigh Associates Inc., Profit Sharing Plan.

         9. CONFIDENTIALITY. With the exceptions provided for below, the parties hereto agree not to disseminate to any person or entity, directly or indirectly, copies of, or information pertaining to the terms of, this Agreement. Any party not in breach of this provision shall be entitled to immediate injunctive relief against the breaching party to enjoin any disclosure in breach of the provisions of this Section 9. Nothing contained herein shall prohibit the parties hereto from disclosing information pertaining to this Agreement (a) in the Company's filings with the Securities and Exchange Commission as required by the Securities Exchange Act of 1934, as amended, (b) in the confidential information memoranda to be provided to investors in a bridge financing to be consummated by the Company in May and June, 2005 and to investors in the Follow-On-Financing, (c) to any governmental entity when requested, (d) pursuant to a lawfully issued subpoena, (e) to a court upon issuance of an appropriate protective order in the event of litigation involving the parties hereto, (f) to the Company's provider of any executive and/or organization liability insurance policy (or similar type of policy) and (g) to any professional advisor who agrees to be bound by the terms and provisions of this Section 9. In the event that any party hereto is adjudged to have breached the provisions of this Section 9, such party will reimburse the non-breaching parties for any and all reasonable attorneys' fees and costs incurred in connection with obtaining the relief provided for in this Section 9.

         10. TOLLING OF CLAIMS. In the event that this Agreement is terminated pursuant to Section 4(b), the period of time from July 1, 2004 to and including the Termination Date shall not be asserted, plead or relied upon by the Company (including any of its agents, assignees, successors, trustees, officers, agents, insurers or employees), in computing the running of time under any applicable statute of limitations, statute of repose, laches, or any other time limitation (whether equitable, statutory, contractual or otherwise) in defense of any claim, lawsuit, action, administrative proceeding, arbitration or other proceeding relating to, or arising from, the Allin Notes

                  Claims, the Employment Claims, the Reimbursement Claims and the Sherleigh Settlement Claims.

         11.      MISCELLANEOUS.

                  (A) CONSULTATION WITH COUNSEL. This Agreement has been voluntarily and knowingly executed by each party hereto, after having had an opportunity to consult with legal counsel.

                  (B) SEVERABILITY. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision hereof will not affect the validity or enforceability of the other provisions hereof; PROVIDED that if any provision of this Agreement, as applied to any party or to any circumstance, is adjudged by a court, governmental body, arbitrator or mediator not to be enforceable in accordance with its terms, the parties agree that the court , governmental body, arbitrator or mediator making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

                  (C) TITLES AND SUBTITLES. The section headings contained in this Agreement are inserted for convenience only, and will not affect in any way the meaning or interpretation of this Agreement.

                  (D) GOVERNING LAW. This Agreement and the performance of the transactions and obligations of the parties hereunder shall be governed by and construed solely in accordance with the internal laws of the State of Illinois with respect to contracts made and to be fully performed therein, without regard to the conflicts of laws principles thereof. By their execution of this Agreement, the parties hereby expressly and irrevocably (i) agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement, shall be brought solely in a federal or state court located in the County of Cook, State of Illinois, (ii) submit to the in PERSONAM jurisdiction of the federal and state courts located in the County of Cook, State of Illinois and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their registered agent, return receipt requested, with the same full force and effect as if personally served upon them in the County of Cook, State of Illinois, and (iii) waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of IN PERSONAM jurisdiction with respect thereto.

                  (E) ENTIRE AGREEMENT; NON-RELIANCE. This Agreement constitutes the entire agreement and understanding of the parties in respect of its subject matter and supersedes all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. The parties agree that any representations made that could be considered an inducement to enter into this agreement are contained within it. The parties are not relying on representations not contained herein.

                  (F) AMENDMENTS AND WAIVERS. This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the parties to be bound thereby. The waiver by any party of a breach of any provision of this Agreement will not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder will operate as a waiver thereof, nor will any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

                  (G) COUNTERPARTS; FACSIMILE; PDF. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which, taken together, shall constitute one and the same instrument. Facsimile or pdf format signatures shall have the same binding effect as original signatures.

                  (H) SUCCESSORS AND ASSIGNS. This Agreement and the rights and obligations of the parties hereunder will inure to the benefit of, and be binding upon, their respective representatives, heirs, executors, administrators, successors and assigns. Neither the Allin Parties nor the Company shall assign its rights and/or obligations under this Agreement without the prior written consent of all parties to this Agreement.

                  (I) ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this
                           Agreement or any other agreement or document to be executed or delivered pursuant hereto, or in the event that portions of this Agreement are terminated pursuant to Section 4(b), and Allin subsequently brings claims in connection with the Allin Notes Claims, the Employment Claims, the Reimbursement Claims and/or the Sherleigh Settlement Claims, the prevailing party will be entitled to receive from the non-prevailing party reasonable attorneys' fees, costs and disbursements in addition to any other relief to which the prevailing party may be entitled. If a dispute arises and a mutual settlement is reached, no party will be considered a prevailing party.

                  (J) NOTICES. All notices required under this Agreement shall be made by fax, messenger or next day air service and sent to the identified individuals below:
                           TO THE COMPANY:

                           James Kopecky, Esq.
                           James L. Kopecky, P.C.
                           321 N. Clark Street - Suite 2200
                           Chicago, Illinois 60610
                           312-527-3968 (fax)

                           TO ALLIN AND/OR THE ALLIN TRUST:

                           Douglas W. Hyman, Esq.
                           DLA Piper Rudnick Gray Cary LLP
                           203 N. LaSalle Street - Suite 1900
                           Chicago, Illinois 60601
                           312-251-5862 (fax)


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                    PATRON SYSTEMS, INC.

                                    By:               /S/ ROBERT CROSS
                                             -----------------------------------
                                             Name:             ROBERT CROSS
                                             Title:            CEO


                                    PATRICK J. ALLIN

                                                      /S/ PATRICK J. ALLIN
                                             -----------------------------------


                                    THE ALLIN DYNASTIC TRUST

                                    By:               /S/ NICHOLE ALLIN
                                             -----------------------------------
                                             Name:             NICHOLE ALLIN
                                             Title:            TRUSTEE

                                    EXHIBIT A

                          FORM OF REMAINDER AMOUNT NOTE

                              PATRON SYSTEMS, INC.

                                 PROMISSORY NOTE


$                                                                August __, 2005
 -----------------

         FOR VALUE RECEIVED, PATRON SYSTEMS, INC., a Delaware corporation (the "COMPANY") with its principal executive office at 500 North Michigan Avenue, Suite 300, Chicago, Illinois 60611, promises to pay to the order of ___________________ (the "HOLDER" or "PAYEE") or registered assigns the principal amount of ____________________ ($________) (the "PRINCIPAL AMOUNT") on August __, 2006 (the "MATURITY DATE"). The Principal Amount is payable in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, without any interest accruable or payable thereon.

         This Note ("NOTE") is being issued to the Payee pursuant to the terms and conditions of that certain Settlement Agreement and Mutual Release, dated as of June 2, 2005, between the Company, the Holder and_______________________.

         The Company (i) waives presentment, demand, protest or notice of any kind in connection with this Note and (ii) agrees, in the event of an Event of Default (as defined hereafter), to pay to the Payee, on demand, all costs and expenses (including reasonable legal fees) incurred in connection with the enforcement and collection of this Note.

         1. INTEREST. Interest on this Note shall accrue on the Principal Amount outstanding at a rate per annum of 8% and shall be payable quarterly, during the term of this Note, on the last day of August, November, February and May. All interest accrued between the last quarterly interest payment date and the Maturity Date shall be due and payable on the Maturity Date.

         2. PREPAYMENT. The Company may prepay the aggregate outstanding principal amount of this Note, with all accrued interest thereon, and such prepayment shall be without any premium or penalty.

         3.       EVENTS OF DEFAULT.

                  (a) The term "EVENT OF DEFAULT" shall mean any of the events set forth in this Section 3(a):

                           (i) NON-PAYMENT OF OBLIGATIONS. The Company shall default in the payment of the Principal Amount and/or any accrued interest on this Note as and when the same shall become due and payable, whether by acceleration or otherwise;

                           (ii) BREACH. The Company shall breach any of its material obligations under this Note, including, without limitation, any breach based on or arising in connection with any statutory or regulatory requirement, including, without limitation, the requirements of Section 160 of the Delaware General Corporation Law;

                           (iii) BANKRUPTCY, INSOLVENCY, ETC. The Company shall:

                                    (i)      admit in writing its  inability  to
                                             pay its debts as they become due;

                                    (ii)     apply for, consent to, or acquiesce
                                             in, the  appointment  of a trustee,
                                             receiver,   sequestrator  or  other
                                             custodian for the Company or any of
                                             its  property,  or  make a  general
                                             assignment   for  the   benefit  of
                                             creditors;

                                    (iii)    in the absence of such application,
                                             consent or acquiesce  in, permit or
                                             suffer to exist the  appointment of
                                             a trustee,  receiver,  sequestrator
                                             or other  custodian for the Company
                                             or for any part of its property;

                                    (iv)     permit   or  suffer  to  exist  the
                                             commencement   of  any  bankruptcy,
                                             reorganization, debt arrangement or
                                             other case or proceeding  under any
                                             bankruptcy  or  insolvency  law, or
                                             any  dissolution,   winding  up  or
                                             liquidation proceeding,  in respect
                                             of the  Company,  and, if such case
                                             or  proceeding  is not commenced by
                                             the  Company  or   converted  to  a
                                             voluntary   case,   such   case  or
                                             proceeding shall be consented to or
                                             acquiesced  in by  the  Company  or
                                             shall  result  in the  entry  of an
                                             order for relief; or

                                    (v)      take any  corporate or other action
                                             authorizing,  or in furtherance of,
                                             any of the foregoing.

                           (iv) TERMINATION OF BUSINESS; DISSOLUTION. The termination of the Company's business and/or the dissolution of the Company.

                  (b) ACTION IF BANKRUPTCY; TERMINATION OF BUSINESS OR DISSOLUTION. If any Event of Default described in clauses (iii)(A) through (E) or (iv) of SECTION 3(A) shall occur, the outstanding Principal Amount and all other obligations under this Note shall automatically be and become immediately due and payable, without notice or demand.

                  (c) ACTION IF OTHER EVENT OF DEFAULT. If any Event of Default (other than any Event of Default described in clause (b) immediately preceding) shall occur for any reason, whether voluntary or involuntary, and be continuing for a period of five (5) days after written notice is received by the Company from the
                           Payee,   all   amounts  due  under  this  Note  shall
                           automatically be and become immediately due and payable, without additional notice or demand, and the Company will confess to a judgment against the Company in a court of Payee's choosing in Cook County, Illinois for all amounts due and owing hereunder. If any Event of Default described in clause (ii) of SECTION 3(A) shall occur, based on or arising in connection with any statutory or regulatory requirement, the Company agrees not to assert such statutory or regulatory requirement as a defense to such breach.

         4.       AMENDMENTS AND WAIVERS.

                  (a) Unless otherwise provided herein, the provisions of this Note may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to in writing by the Company and the Payee.

                  (b) No failure or delay on the part of the Payee in exercising any power or right under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Company in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Payee shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

                  (c) To the extent that the Company makes a payment or payments to the Payee, and such payment or payments or any part thereof are subsequently for any reason invalidated, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

                  (d)      After any waiver,  amendment or supplement under this
                           SECTION 4 becomes effective, the Company shall mail to the Holder a copy thereof.

         5.       MISCELLANEOUS.

                  (a) PARTIES IN INTEREST. All covenants, agreements and undertakings in this Note binding upon the Company or the Payee shall bind and inure to the benefit of the successors of the Company and the Payee, respectively, whether so expressed or not. Neither the Payee nor the Company shall assign its rights and/or obligations under this Note without the prior written consent of the other party hereto.

                  (b) GOVERNING LAW, ETC. This Note shall be governed by and construed solely in accordance with the internal laws of the State of Illinois with respect to contracts made and to be fully performed therein, without regard to the conflicts of laws principles thereof. By the Company's execution hereof and the Holder acceptance of this Note, the parties hereby expressly and irrevocably (i) agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Note, shall be brought solely in a federal or state court located in the County of Cook, State of Illinois, (ii) submit to the IN PERSONAM jurisdiction of the federal and state courts located in the County of Cook,

                           State of Illinois and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their registered agent, return receipt requested, with the same full force and effect as if personally served upon them in the County of Cook, State of Illinois, and (iii) waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of IN PERSONAM jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable attorneys' fees, costs and disbursements.

                  (c) WAIVER OF JURY TRIAL. THE PAYEE AND THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE PAYEE OR THE COMPANY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE'S PURCHASING THIS NOTE.

                  (d) NOTICES. All notices required under this Agreement shall be made by fax, messenger or next day air service and sent to the identified individuals below:

                           TO THE COMPANY:

                           James Kopecky, Esq.
                           James L. Kopecky, P.C.
                           321 N. Clark Street - Suite 2200
                           Chicago, Illinois 60610
                           312-527-3968 (fax)

                           TO THE HOLDER:

                           Douglas W. Hyman, Esq.
                           DLA Piper Rudnick Gray Cary LLP
                           203 N. LaSalle Street - Suite 1900
                           Chicago, Illinois 60601
                           312-251-5862 (fax)


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, this Note has been executed and delivered on the date specified above by the duly authorized representative of the Company.

                                    PATRON SYSTEMS, INC.

                                    By:  __________________________________
                                             Name:
                                             Title:

                                    EXHIBIT B

                               FORM OF SHARE NOTES

                              PATRON SYSTEMS, INC.

                                 PROMISSORY NOTE


       $                                                           June __, 2005
 -----------------

         FOR VALUE RECEIVED, PATRON SYSTEMS, INC., a Delaware corporation (the "COMPANY") with its principal executive office at 500 North Michigan Avenue, Suite 300, Chicago, Illinois 60611, promises to pay to the order of ___________________ (the "HOLDER" or "PAYEE") or registered assigns the principal amount of Eight Hundred Thousand Dollars ($800,000) (the "PRINCIPAL AMOUNT") on June 30, 2006 (the "MATURITY DATE"). The Principal Amount is payable in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, without any interest accruable or payable thereon.

         This Note ("NOTE") is being issued to the Payee pursuant to the terms and conditions of that certain Settlement Agreement and Mutual Release ("SETTLEMENT AGREEMENT"), dated as of June 2, 2005, between the Company, the Holder and ___________________.

         The Company (i) waives presentment, demand, protest or notice of any kind in connection with this Note and (ii) agrees, in the event of an Event of Default (as defined hereafter), to pay to the Payee, on demand, all costs and expenses (including reasonable legal fees) incurred in connection with the enforcement and collection of this Note.

         1. INTEREST. Interest on this Note shall accrue on the Principal Amount outstanding at a rate per annum of 8% and shall be payable quarterly, during the term of this Note, on the last day of August, November, February and May. All interest accrued between the last quarterly interest payment date and the Maturity Date shall be due and payable on the Maturity Date.

         2. PREPAYMENT. The Company may prepay the aggregate outstanding principal amount of this Note, with all accrued interest thereon, and such prepayment shall be without any premium or penalty.

         3.       EVENTS OF DEFAULT.

                  (a) The term "EVENT OF DEFAULT" shall mean any of the events set forth in this Section 3(a):

                           (i) NON-PAYMENT OF OBLIGATIONS. The Company shall default in the payment of the Principal Amount and/or any accrued interest on this Note as and when the same shall become due and payable, whether by acceleration or otherwise;

                           (ii) BREACH. The Company shall breach any of its material obligations under this Note, including, without limitation, any breach based on or arising in connection with any statutory or regulatory requirement, including, without limitation, the requirements of Section 160 of the Delaware General Corporation Law;

                           (iii) BANKRUPTCY, INSOLVENCY, ETC. The Company shall:

                                    (vi)     admit in writing its  inability  to
                                             pay its debts as they become due;

                                    (vii)    apply for, consent to, or acquiesce
                                             in, the  appointment  of a trustee,
                                             receiver,   sequestrator  or  other
                                             custodian for the Company or any of
                                             its  property,  or  make a  general
                                             assignment   for  the   benefit  of
                                             creditors;

                                    (viii)   in the absence of such application,
                                             consent or acquiesce  in, permit or
                                             suffer to exist the  appointment of
                                             a trustee,  receiver,  sequestrator
                                             or other  custodian for the Company
                                             or for any part of its property;

                                    (ix)     permit   or  suffer  to  exist  the
                                             commencement   of  any  bankruptcy,
                                             reorganization, debt arrangement or
                                             other case or proceeding  under any
                                             bankruptcy  or  insolvency  law, or
                                             any  dissolution,   winding  up  or
                                             liquidation proceeding,  in respect
                                             of the  Company,  and, if such case
                                             or  proceeding  is not commenced by
                                             the  Company  or   converted  to  a
                                             voluntary   case,   such   case  or
                                             proceeding shall be consented to or
                                             acquiesced  in by  the  Company  or
                                             shall  result  in the  entry  of an
                                             order for relief; or

                                    (x)      take any  corporate or other action
                                             authorizing,  or in furtherance of,
                                             any of the foregoing.

                           (iv) TERMINATION OF BUSINESS; DISSOLUTION. The termination of the Company's business and/or the dissolution of the Company.

                  (b) ACTION IF BANKRUPTCY; TERMINATION OF BUSINESS OR DISSOLUTION. If any Event of Default described in clauses (iii)(A) through (E) or (iv) of SECTION 3(A) shall occur, the outstanding Principal Amount and all other obligations under this Note shall automatically be and become immediately due and payable, without notice or demand.

                  (c) ACTION IF OTHER EVENT OF DEFAULT. If any Event of Default (other than any Event of Default described in clause (b) immediately preceding) shall occur for any reason, whether voluntary or involuntary, and be continuing for a period of five (5) days after written notice thereof is received by the Company from the Payee, all amounts due under this Note shall automatically be and become immediately due and payable, without additional notice or demand, and the Company will confess to a judgment against the Company in a court of Payee's choosing in Cook County, Illinois for all amounts due and owing hereunder. If any Event of Default described in clause (ii) of SECTION 3(A) shall occur, based on or arising in connection with any statutory or regulatory requirement, the Company agrees not to assert such statutory or regulatory requirement as a defense to such breach.

                  (d) DEMAND TO RETURN SHARES. If any Event of Default (other than any Event of Default described in clause
                           (b) immediately preceding) shall occur for any reason, whether voluntary or involuntary, and be continuing for a period of five (5) days after written notice thereof is received by the Company from the Payee, the Payee may, in lieu of exercising its rights under Section 3(c) hereof, demand that the 1,000,000 Allin Shares purchased by this Note, as further described in Section 2(b) of the Settlement Agreement, be immediately returned to the Payee in full satisfaction of any then remaining amounts owed by the Company under this Note. For purposes of clarity, to the extent that the Payee elects to exercise the Payee's rights under this Section 3(d), the Payee shall not be entitled to exercise any rights under Section 3(c) hereof, and this Note shall be deemed satisfied and terminated.

         4.       AMENDMENTS AND WAIVERS.

                  (a) Unless otherwise provided herein, the provisions of this Note may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to in writing by the Company and the Payee.

                  (b) No failure or delay on the part of the Payee in exercising any power or right under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Company in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Payee shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

                  (c) To the extent that the Company makes a payment or payments to the Payee, and such payment or payments or any part thereof are subsequently for any reason invalidated, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

                           (d) After any waiver, amendment or supplement under this SECTION 4 becomes effective, the Company shall mail to the Holder a copy thereof.

         5.       MISCELLANEOUS.

                  (a) PARTIES IN INTEREST. All covenants, agreements and undertakings in this Note binding upon the Company or the Payee shall bind and inure to the benefit of the successors of the Company and the Payee, respectively, whether so expressed or not. Neither the Payee nor the Company shall assign its rights and/or obligations under this Note without the prior written consent of the other party hereto.

                  (b) GOVERNING LAW, ETC. This Note shall be governed by and construed solely in accordance with the internal laws of the State of Illinois with respect to contracts made and to be fully performed therein, without regard to the conflicts of laws principles thereof. By the Company's execution hereof and the Holder acceptance of this Note, the parties hereby expressly and irrevocably (i) agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Note, shall be brought solely in a federal or state court located in the County of Cook, State of Illinois, (ii) submit to the IN PERSONAM jurisdiction of the federal and state courts located in the County of Cook, State of Illinois and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their registered agent, return receipt requested, with the same full force and effect as if personally served upon them in the County of Cook, State of Illinois, and (iii) waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of IN PERSONAM jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable attorneys' fees, costs and disbursements.

                  (c) WAIVER OF JURY TRIAL. THE PAYEE AND THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE PAYEE OR THE COMPANY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE'S PURCHASING THIS NOTE.

                  (d) NOTICES. All notices required under this Agreement shall be made by fax, messenger or next day air service and sent to the identified individuals below:

                           TO THE COMPANY:

                           James Kopecky, Esq.
                           James L. Kopecky, P.C.
                           321 N. Clark Street - Suite 2200
                           Chicago, Illinois 60610
                           312-527-3968 (fax)

                           TO THE HOLDER:

                           Douglas W. Hyman, Esq.
                           DLA Piper Rudnick Gray Cary LLP
                           203 N. LaSalle Street - Suite 1900
                           Chicago, Illinois 60601
                           312-251-5862 (fax)


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, this Note has been executed and delivered on the date specified above by the duly authorized representative of the Company.


                                    PATRON SYSTEMS, INC.

                                    By:  __________________________________
                                         Name:
                                         Title:

                                    EXHIBIT C

                            FORM OF ESCROW AGREEMENT

                                ESCROW AGREEMENT

                             ESCROW NO. ___________


         THIS ESCROW AGREEMENT ("ESCROW AGREEMENT") is entered into this ____ day of June, 2005, by and among Patron Systems, Inc. (the "COMPANY"), ____________________ ("____________") and ______________, a _______ corporation
("ESCROWEE").

                                R E C I T A L S:

A. The Company and ________ are parties to a certain Settlement Agreement and Mutual Release dated June 2, 2005, (the "SETTLEMENT AGREEMENT"), pursuant to which _______ agreed to sell, and the Company agreed to buy, 1,000,000 shares of ________ personal holdings in the Company's common stock (the "ALLIN SHARES").

B. The Settlement Agreement provides, among other things, that in consideration for the Allin Shares, the Company will issue to ______ a promissory note in the principal amount of Eight Hundred Thousand Dollars ($800,000) with a maturity date of June 30, 2006 and bearing interest at a rate of 8% per annum (the "SHARE Note"). During the term of the Share Note, interest payments must be paid quarterly by the Company on the last day of the month in August, November, February and May. The Settlement Agreement further provides that by June 3, 2005, or within 24 hours after the execution of this Escrow Agreement, ______ will tender to the Escrowee the Allin Shares to be held by the Escrowee (the "ESCROW"). The Allin Shares will be held in Escrow until July 18, 2006, or until such earlier date as provided for in this Escrow Agreement, after which the Allin Shares are to be tendered to the Company, provided that the Company has made all payments due and owing under the terms of the Share Note.

C. The parties desire to hereby establish the Escrow, upon the terms and conditions set forth in the Settlement Agreement and herein.

         NOW, THEREFORE, in consideration of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                    AGREEMENT

1. ESCROW. On or before June 3, 2005, or within 24 hours after the execution of this Escrow Agreement, ______ agrees to deposit in the Escrow the Allin Shares. The Escrowee shall administer the Escrow pursuant to the terms set forth herein.

2.       COMPLIANCE WITH SHARE NOTE.

         (a) The amounts and due dates of all payments under the Share Note are set forth on Exhibit A hereto (hereinafter referred to as the "SCHEDULE OF PAYMENTS"). Within 3 business days of the dates set forth in the Schedule of Payments, the Company shall provide the Escrowee (with a copy also provided to ______) documentation to support the Company's payment of the amounts due, which shall include, at a minimum, either a copy of the check delivered to ______ or confirmation of the transmission of a wire transfer of funds (such documentation shall hereinafter be referred to as a "PAYMENT NOTICE"). The final payment of amounts due under the Schedule of Payments (the "FINAL PAYMENT") shall be made by wire transfer of funds. The Escrowee shall check each Payment Notice against the Schedule of Payments as set forth in Exhibit A. If (i) no Payment Notice was received within 3 business days of the respective due dates as set forth in the Schedule of Payments or (ii) a Payment Notice does not match the amount due as set forth in the Schedule of Payments, the Escrowee shall provide written notice to ______ and the Company within 5 business days of the dates set forth in the Schedule of Payments that (a) the Escrowee did not receive a Payment Notice when due or (b) the Payment Notice does not match the amount due as set forth in the Schedule of Payments (such written notice shall hereinafter be referred to as a "DISCREPANCY NOTICE"). Receipt of a Discrepancy Notice by the Company shall serve as notice by ______ of a breach as set forth in Section 3(c) of the Share Note and Section 2(b) of the Settlement Agreement.

         (b) Within 7 business days of receipt of a Discrepancy Notice, ______ shall notify the Escrowee, with a copy to the Company, that either (i) the Escrow Agreement shall remain in full force and effect and the Company shall be deemed to have complied with its obligations under the Share Note as of the date of the Discrepancy Notice (a "COMPLIANCE NOTICE"), (ii) ______ has elected to demand the return of the Allin Shares to
                  ______ in full satisfaction of any then remaining amounts owed by the Company to ______ under the Share Note (a "DEMAND NOTICE"), or (iii) ______ has elected to commence litigation seeking amounts owed under the Share Note and damages based on the Company's breach of the Share Note (a "LITIGATION
                  NOTICE"). If the Escrowee has not received a Compliance Notice, Demand Notice or Litigation Notice within 7 business days of ______'s receipt of a Discrepancy Notice, ______ shall be deemed to have transmitted a Compliance Notice.

         (c) ______ shall transmit a Compliance Notice to the Escrowee within 7 business days of receipt of a Discrepancy Notice in the event that (i) such discrepancy has been resolved to the mutual satisfaction of ______ and the Company, or (ii) the Company has prepaid the Share Note or any portion thereof. If the Company prepays any portion of the Share Note, the Company and ______ shall revise the Schedule of Payments to reflect the remaining interest and principal payments under the Share Note.

         (d) In the event that the Escrowee receives a Demand Notice, the Escrowee shall immediately tender the Allin Shares to ______ and close the Escrow.

         (e) In the event that the Escrowee receives a Litigation Notice, the Escrowee shall immediately tender the Allin Shares to the Company and close the Escrow.

         (f) If, on or before 5:00 p.m., Central Daylight Time, on July 11, 2006, the Escrowee has NOT received any Demand Notice or Litigation Notice AND the Escrowee has not transmitted a Discrepancy Notice with respect to the Final Payment, the Escrowee shall immediately tender the Allin Shares to the Company and close the Escrow.

         (g) If the Escrowee has transmitted a Discrepancy Notice with respect to the Final Payment, and the Escrowee has not received any Demand Notice or Litigation Notice on or before 5:00 p.m. Central Daylight Time, on July 20, 2006, the Escrowee shall immediately tender the Allin Shares to the Company and close the Escrow.

         (h) The Escrowee shall tender the Allin Shares to the Company and close the Escrow at such time that (i) the Company prepays all outstanding interest and principal on the Share Note, (ii) the Company provides the Escrowee with a Payment Notice regarding such prepayment, and (iii) the Escrowee receives a Compliance Notice or a Compliance Notice is deemed to have been transmitted with respect to such prepayment.

3. COSTS AND FEES. The Company agrees to pay for all costs associated with the Escrow except as otherwise provided herein. In the event that the Company fails to pay any costs associated with the Escrow within 15 days of the date such amounts are due, the Allin Shares shall be immediately returned to ______ and the Escrow shall be closed. The Escrowee shall receive a $______ retainer from the Company upon execution of this Escrow Agreement by all parties. The Company's failure to pay amounts due to the Escrowee under this Escrow Agreement shall not be deemed a material breach of the Settlement Agreement and/or the Share Note, and all other obligations of ______ and the Company pursuant to the Settlement Agreement and the Share Note will remain in place.

4. TERMINATION. In the event that the Settlement Agreement is terminated pursuant to the terms of Section 4(b) of the Settlement Agreement, ______ and the Company shall each provide written notice of such termination to the Escrowee within 2 business days of such termination, and this Escrow Agreement, upon receipt of such termination notice, shall terminate and the Escrowee shall immediately tender the Allin Shares to ______.

5. JOINT DIRECTION. ______, the Company and Escrowee hereby acknowledge and agree that, except as otherwise expressly provided in this Escrow

         Agreement, Escrowee shall not disburse, remit or pay all or any portion of the holdings in the Escrow to any party, except upon the joint direction of both ______ and the Company.

6.       MISCELLANEOUS.

         (A) CONSULTATION WITH COUNSEL. This Escrow Agreement has been voluntarily and knowingly executed by each party hereto, after having had an opportunity to consult with legal counsel.

         (B) ENTIRE AGREEMENT. This Escrow Agreement, together with the Settlement Agreement and the Share Note, contains the entire agreement and understanding of the parties in respect of the subject matter hereof, and the same may not be amended or modified except by an instrument in writing signed by the party to be bound thereby.

         (C) COUNTERPARTS; FACSIMILE; PDF. This Escrow Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which, taken together, shall constitute one and the same instrument. Facsimile or pdf format signatures shall have the same binding effect as original signatures.

         (D) CONFLICT. To the extent of any conflict or inconsistency between the terms of this Escrow Agreement and the terms set forth in the Settlement Agreement and/or the Share Note, then, as between ______ and the Company, the terms of the Settlement Agreement and/or the Share Note shall govern and control; however, Escrowee shall be governed solely by the terms of this Escrow Agreement.

         (E) SEVERABILITY. The provisions of this Escrow Agreement will be deemed severable and the invalidity or unenforceability of any provision hereof will not affect the validity or enforceability of the other provisions hereof; PROVIDED that if any provision of this Escrow Agreement, as applied to any party or to any circumstance, is adjudged by a court, governmental body, arbitrator or mediator not to be enforceable in accordance with its terms, the parties agree that the court, governmental body, arbitrator or mediator making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

         (F) ATTORNEYS' FEES. In the event that any party initiates a lawsuit in connection with this Escrow Agreement, the non-prevailing party shall pay all reasonable attorneys fees, disbursements and costs of the prevailing party. Provided that the Escrowee is not held liable in any lawsuit brought by any party in connection with this Escrow Agreement, the non-prevailing party shall also pay any reasonable fees (legal or otherwise) incurred by the Escrowee as a result of the lawsuit. If a dispute arises and a mutual settlement is reached, no party will be considered a prevailing party.

         (G) TITLES AND SUBTITLES. The section headings contained in this Escrow Agreement are inserted for convenience only, and will not affect in any way the meaning or interpretation of this Escrow Agreement.

         (H) GOVERNING LAW. This Escrow Agreement and the performance of the transactions and obligations of the parties hereunder shall be governed by and construed solely in accordance with the internal laws of the State of Illinois with respect to contracts made and to be fully performed therein, without regard to the conflicts of laws principles thereof. By their execution of this Agreement, the parties hereby expressly and irrevocably (i) agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement, shall be brought solely in a federal or state court located in the County of Cook, State of Illinois, (ii) submit to the IN PERSONAM jurisdiction of the federal and state courts located in the County of Cook, State of Illinois and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their registered agent, return receipt requested, with the same full force and effect as if personally served upon them in the County of Cook, State of Illinois, and (iii) waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of IN PERSONAM jurisdiction with respect thereto.

         (I) AMENDMENTS AND WAIVERS. This Escrow Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the parties to be bound thereby. The waiver by any party of a breach of any provision of this Escrow Agreement will not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder will operate as a waiver thereof, nor will any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

         (J) SUCCESSORS AND ASSIGNS. Neither the Company nor ______ may assign any of such party's obligations in this Escrow Agreement without the express written consent of the other party. As to the Escrowee only, this Agreement and the rights and obligations of the parties hereunder will inure to the benefit of, and be binding upon any assignees. The Escrow Agreement will otherwise inure to the benefit of, and be binding upon, the parties' respective representatives, heirs, executors, administrators and successors.

         (j) NOTICES. Any notice, request, demand or instruction to be given or served hereunder shall be in writing and shall be delivered personally, or transmitted by facsimile (provided
                  that  the  original   thereof   together  with  the
                  facsimile confirmation sheet shall thereafter be promptly sent by a nationally recognized overnight express courier), or sent by a nationally recognized overnight express courier, and shall be addressed to the parties at their respective addresses set forth below, and the same shall be effective upon receipt if delivered personally, or one (1) business day after deposit with a nationally recognized overnight express courier, or immediately upon being sent by facsimile transmission in accordance with the procedures described above. A party may change its address for receipt of notices by service of a notice of such change in accordance herewith.

                           TO THE COMPANY

                           James Kopecky, Esq.
                           James L. Kopecky, P.C.
                           321 N. Clark Street - Suite 2200
                           Chicago, Illinois 60610
                           312-527-3968 (fax)

                           TO ______

                           Douglas W. Hyman, Esq.
                           DLA Piper Rudnick Gray Cary LLP
                           203 N. LaSalle Street - Suite 1900
                           Chicago, Illinois 60601
                           312-251-5862 (fax)

                           TO THE ESCROWEE


                            [SIGNATURE PAGE FOLLOWS]


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


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                    PATRON SYSTEMS, INC.

                                    By:
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------


                                    ESCROWEE

                                    By:
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------


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